Exhibit 99.1

                 PeopleSoft Reports First Quarter 2004 Results

     PLEASANTON, Calif.--(BUSINESS WIRE)--April 22, 2004--PeopleSoft, Inc. (Nasdaq:PSFT) today announced its first quarter 2004 financial results. For the first quarter ended March 31, 2004, the Company reported total revenue of $643 million, exceeding the company's guidance of $625 million to $635 million. License revenue for the quarter was $131 million, consistent with the Company's guidance.
     Pro forma net income for the first quarter of 2004 was $62 million, an increase of 62% when compared to pro forma net income of $38 million in the first quarter of 2003. First quarter pro forma earnings per share rose 42% to $0.17, meeting the Company's guidance.
     On a GAAP basis first quarter 2004 earnings per share was $0.07, meeting the Company's guidance. GAAP net income for the quarter was $24 million compared with $38 million in the same period last year. GAAP results include charges for purchase accounting adjustments related to the acquisition of J.D. Edwards.
     At March 31, 2004, the Company's cash and investment balances were $1.6 billion. First quarter cash flow from operations was $116 million, a 55% increase from the first quarter of 2003. Days Sales Outstanding for the quarter was an industry leading 53 days, an improvement from 61 days in the fourth quarter of 2003.
     The first quarter 2004 pro forma results exclude charges for purchase accounting adjustments related to the acquisition of J.D. Edwards, including the revenue impact of the deferred maintenance write-down to fair value, amortization of capitalized software and other restructuring charges. A reconciliation of GAAP to non-GAAP financial results is included in this press release and is available on our website at www.peoplesoft.com.

     Management Commentary

     "We announced a growth objective for 2004 that was by far the most aggressive in the enterprise application software business, and we are delivering to that plan," said President and CEO Craig Conway.
     "With most of the extraordinary distractions now behind us, we can return our full attention to our business," continued Conway.

     Customer Wins

     Leading organizations around the world continue to choose PeopleSoft applications to move their business processes on line and operate in real time. During the quarter, organizations that purchased PeopleSoft's industry leading applications included: AGCO, Amersham Biosciences UK, Asia Optical, British Telecommunications, Cincinnati Children's Hospital Medical Center, CR Bard, Ecolab, Edens & Avant, FedEx, Hovnanian Enterprises, NYU Hospitals Center, RR Donnelley & Sons, Saint-Gobain Distribution Batiment, Sodisco-Howden Group, Sony Global Solutions, Staples and the U.S. Department of Defense.

     Non-GAAP Financial Measures

     The Company uses non-GAAP pro forma financial measures, which exclude adjustments related to purchase accounting and restructuring costs, in analyzing financial results because they provide meaningful information regarding the Company's operational performance and facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results.
     The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency. Wherever non-GAAP financial measures have been included in this press release, the Company has reconciled them in the tables below to their GAAP counterparts. Reconciliation of these GAAP to non-GAAP financial measures is also included on our web site at www.peoplesoft.com.
     These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

     The following tables reconcile the non-GAAP financial measures to GAAP:

                                                 Q1 04         Q1 04
                                              Net Income*       EPS*
                                              -----------    ---------

Pro forma                                    $    62,422    $    0.17
    Revenue impact of deferred maintenance
     write-down                                  (16,572)       (0.05)
    Restructuring charges                         (5,090)       (0.01)
    Amortization of capitalized software
     and intangible assets                       (16,555)       (0.04)
                                              -----------    ---------
GAAP                                         $    24,205    $    0.07
                                              ===========    =========

     * There are no reconciling items between pro forma and GAAP relating to net income and EPS for the first quarter of 2003.

     Company to Host Conference Call

     PeopleSoft will host a conference call today, April 22, 2004, at 3:00 p.m. PT/6:00 p.m. ET to discuss the quarterly results. A live audio-only web cast of the call will be made available in the Investor Relations section of the Company's web site at www.peoplesoft.com. A replay of the call will be made available for seven days following the call and will be accessible on the Company's web site.

     About PeopleSoft

     PeopleSoft (Nasdaq: PSFT) is the world's second largest provider of enterprise application software with 12,200 customers in more than 25 industries and 150 countries. For more information, visit us at www.peoplesoft.com.

     PeopleSoft and the PeopleSoft logo are registered trademarks of PeopleSoft, Inc. All other Company and product names may be trademarks of their respective owners. Copyright (C) 2004 PeopleSoft, Inc. All rights reserved.

     Forward-Looking Statements

     This press release may contain forward-looking statements that state PeopleSoft's intentions, beliefs, expectations, or predictions for the future. You are cautioned that these statements are only predictions and may differ materially from actual future events or results. All forward-looking statements are only as of the date they are made and PeopleSoft undertakes no obligation to update or revise them. The specific forward-looking statements relate to such matters as the impact of PeopleSoft's combination with J.D. Edwards including the integration, the profitability of our international operations, and the combined Company's projected financial performance. Such forward-looking statements are subject to a number of risks, assumptions and uncertainties that could cause the PeopleSoft's actual results to differ materially from those projected in such forward-looking statements. These risks, assumptions and uncertainties include: our ability to successfully complete the integration of J.D. Edwards into PeopleSoft and to achieve anticipated synergies; the costs and disruption to our business arising from the Oracle tender offer; economic and political conditions in the U.S. and abroad; the ability to complete and deliver products and services within currently estimated time frames and budgets; the ability to manage expenses effectively; the ability to achieve revenue from products and services that are under development; competitive and pricing pressures; and other risks referenced from time to time in PeopleSoft's filings with the Securities and Exchange Commission. Please refer to PeopleSoft's current annual report on Form 10-K for more information on the risk factors that could cause actual results to differ.

     Important Additional Information

     PeopleSoft has filed a Solicitation/Recommendation Statement on Schedule 14D-9 regarding Oracle's tender offer. PeopleSoft stockholders should read the
Schedule 14D-9 (including any amendments) because these documents contain important information. The Schedule 14D-9 and other public filings made by PeopleSoft with the SEC are available without charge from the SEC's website at www.sec.gov and from PeopleSoft at www.peoplesoft.com.


                           PEOPLESOFT, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 (In thousands, except per share data)
                              (unaudited)

                                                   THREE MONTHS ENDED
                                                        MARCH 31,
                                                    ------------------
                                                       2004      2003
                                                    --------  --------
Revenues:
     License fees                                  $130,886  $ 80,841
     Maintenance revenue                            296,850   199,921
     Professional services revenue                  215,383   179,494
                                                    --------  --------
          Service revenues                          512,233   379,415
                                                    --------  --------
          Total revenues                            643,119   460,256

Costs and expenses:
     Cost of license fees                            23,374     8,726
     Cost of services                               222,966   163,469
     Sales and marketing expense                    169,171   119,558
     Product development expense                    127,374    83,705
     General and administrative expense              59,075    33,015
     Restructuring, acquisition and other
      charges                                         8,229         -
                                                    --------  --------
          Total costs and expenses                  610,189   408,473
                                                    --------  --------

Operating income                                     32,930    51,783
Other income, net                                     5,100     6,966
                                                    --------  --------

Income before provision for income taxes             38,030    58,749
Provision for income taxes                           13,825    20,270
                                                    --------  --------

Net income                                         $ 24,205  $ 38,479
                                                    ========  ========

Basic income per share                             $   0.07  $   0.12
                                                    ========  ========
Shares used in basic per share computation          361,866   314,782
                                                    ========  ========

Diluted income per share                           $   0.07  $   0.12
                                                    ========  ========
Shares used in diluted per share computation        370,776   319,831
                                                    ========  ========


                           PEOPLESOFT, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                 (In thousands, except employee count)
                              (unaudited)


                                                MARCH 31, DECEMBER 31,
                                                  2004         2003
                                                ----------  ----------

Assets:
Current assets:
     Cash and cash equivalents                 $  493,539  $  439,385
     Short-term investments and restricted
      cash                                      1,043,555     961,906
     Accounts receivable, net                     376,787     462,528
     Income taxes receivable                       19,125      18,749
     Deferred tax assets                           51,043      58,630
     Other current assets                          68,267      69,997
                                                ----------  ----------
        Total current assets                    2,052,316   2,011,195

Property and equipment, net                       435,147     448,211
Investments                                        44,945      29,219
Deferred tax assets                                51,279      42,049
Capitalized software, net                         219,132     234,217
Goodwill                                        1,005,970   1,005,660
Other intangible assets                           429,141     444,767
Other assets                                        8,872       9,410
                                                ----------  ----------
                                               $4,246,802  $4,224,728
                                                ==========  ==========

Liabilities and Stockholders' Equity:
Current liabilities:
     Accounts payable and accrued liabilities  $  200,049  $  211,389
     Restructuring reserves                        56,297      76,411
     Accrued compensation and related expenses    154,740     224,983
     Income taxes payable                          78,290     106,355
     Short-term deferred revenues                 649,861     588,590
                                                ----------  ----------
        Total current liabilities               1,139,237   1,207,728

Long-term deferred revenues                       115,435     119,896
Other liabilities                                  38,253      37,655

Stockholders' equity:
     Common stock                                   3,922       3,776
     Additional paid-in capital                 2,581,801   2,508,995
     Retained earnings                            709,052     684,847
     Treasury stock                              (387,571)   (387,046)
     Accumulated other comprehensive income        46,673      48,877
                                                ----------  ----------
                                                2,953,877   2,859,449
                                                ----------  ----------
                                               $4,246,802  $4,224,728
                                                ==========  ==========

Worldwide employee count                           11,779      12,163



                           PEOPLESOFT, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)
                              (unaudited)

                                                THREE MONTHS ENDED
                                                     MARCH 31,
                                              ------------------------
                                                   2004        2003
                                              -----------  -----------
Operating activities:
Net income                                   $    24,205  $    38,479
Adjustments to reconcile net income
 to net cash provided by operating activities:
    Depreciation and amortization                 55,813       26,884
    Provision for doubtful accounts                2,605        3,780
    Tax benefits from employee stock
     transactions                                  7,955        1,956
    Provision (benefit) for deferred income
     taxes                                        (1,949)       6,562
    Gain on sales of investments and
     disposition
     of property and
     equipment, net                                 (100)        (649)
    Non-cash stock compensation                    3,396        2,304
    Restructuring, acquisition and other
     charges                                       3,964            -
    Changes in operating assets and
     liabilities,
     net of effects of acquisitions:
     Accounts receivable                          87,607       41,742
     Accounts payable and accrued
      liabilities                                (32,667)     (11,509)
     Accrued compensation and related
      expenses                                   (71,014)     (39,701)
     Income taxes, net                           (28,093)     (16,698)
     Deferred revenues                            59,217       21,015
     Other                                         4,593          584
                                              -----------  -----------
    Net cash provided by operating
     activities                                  115,532       74,749

Investing activities:
Purchase of investments                       (1,627,417)  (3,226,843)
Proceeds from sales and maturities of
 investments                                   1,529,144    3,123,799
Purchases of property and equipment              (15,195)     (86,695)
                                              -----------  -----------
    Net cash used in investing activities       (113,468)    (189,739)

Financing activities:
Net proceeds from employee stock
 transactions                                     60,901       30,068
                                              -----------  -----------
    Net cash provided by financing
     activities                                   60,901       30,068
Effect of foreign exchange rate changes on
 cash
 and cash equivalents                             (8,811)       4,609
                                              -----------  -----------
Net increase (decrease) in cash and cash
 equivalents                                      54,154      (80,313)
Cash and cash equivalents at beginning of
 period                                          439,385      319,344
                                              -----------  -----------
Cash and cash equivalents at end of period   $   493,539  $   239,031
                                              ===========  ===========

    CONTACT: PeopleSoft
             Investor Relations:
             Bob Okunski, 877-528-7413
             bob_okunski@peoplesoft.com
             Public Relations:
             Steve Swasey, 925-694-5230
             steve_swasey@peoplesoft.com